UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2024

TerrAscend Corp.

(Exact name of Registrant as Specified in Its Charter)

Canada	000-56363	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 City Centre Drive Suite 501
Mississauga, Ontario, Canada		L5B 1M5
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 717 610-4165

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)*	Name of each exchange on which registered
N/A	TSNDF	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* The registrant’s common shares, no par value, trade over-the-counter on OTCQX Best Market under the trading symbol “TSNDF.”

Item 5.07 Submission of Matters to a Vote of Security Holders.

TerrAscend Corp. (the “Company”) held its 2024 annual meeting of shareholders (the “Annual Meeting”) of the Company on June 17, 2024 virtually via a live audio webcast. As of April 24, 2024, the record date for the Annual Meeting, the Company had 291,507,430 common shares outstanding. Of that number, 187,254,754 common shares were represented in person or by proxy at the Annual Meeting. The Company’s shareholders voted on each of the following proposals at the Annual Meeting, casting their votes as described below.

Proposal 1: Election of Directors

Each of the five individuals listed below was elected at the Annual Meeting to serve on the Company’s Board of Directors (the “Board”) until the close of the next annual meeting of shareholders of the Company following his or her election, or any postponement(s) or adjournment(s) thereof, unless his or her office is vacated earlier or until his or her successor is elected or appointed. The final voting results are as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Craig Collard	144,502,805	8,602,820	N/A
Kara DioGuardi	142,059,826	11,045,799	N/A
Ira Duarte	142,052,283	11,053,342	N/A
Ed Schutter	110,827,496	42,278,129	N/A
Jason Wild	144,579,307	8,526,318	N/A

Proposal 2: Ratification of the Appointment of Auditor

The Company’s shareholders ratified the appointment of MNP LLP, Chartered Professional Accountants, of Toronto, Ontario as the Company’s auditor for the ensuing year at a remuneration to be fixed by the Company’s Board. The final voting results are as follows:

Votes For	Votes Withheld	Broker Non-Votes
187,070,186	180,201	N/A

Proposal 3: Stock Option Extension Resolution

The Company’s shareholders approved amendments to an aggregate of 1,250,000 stock options (the “Options”) held by certain insiders of the Company, to amend the expiry dates of such Options from their current respective expiry dates to 10 years from their respective dates of grant. The final voting results are as follows:

Votes For	Against	Broker Non-Votes
143,803,053	9,302,572	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TerrAscend Corp.

Date:	June 17, 2024	By:	/s/ Keith Stauffer
Keith Stauffer Chief Financial Officer